ASXT (12/96)   (this Supplement replaces the Supplement dated October 15, 1996)


                   Supplement to Prospectus Dated May 1, 1996
                       Supplement dated January 2, 1997

                    A. CHANGES IN VARIABLE INVESTMENT OPTIONS

         The following changes were approved by a vote of shareholders on October 11, 1996 regarding the following portfolios of the American Skandia Trust ("AST"), one of the underlying mutual funds whose portfolios are made available as variable investment options under your Annuity:

I. Changes in the AST Phoenix Balanced Asset Portfolio: Reappointed American Skandia Investment Services, Incorporated (the "Manager") as investment manager; increased the investment management fee on average daily net assets over $75 million; appointed Putnam Investment Management, Inc. ("Putnam Management") as new portfolio Sub-advisor; changed the portfolio's investment objective and certain fundamental investment restrictions; and changed the portfolio's name to the "AST Putnam Balanced Portfolio." The "Total Annual Expenses without any applicable reimbursement" for this portfolio will increase from 0.94% to 0.99%, resulting in a corresponding increase of $1, $2, $3, and $5 per $1000 investment in the 1, 3, 5 and 10 year Expense Example for the portfolio.

II.  Changes  in  the  Seligman   Henderson   International   Equity  Portfolio:
Reappointed the Manager as investment manager; appointed Putnam Management as new portfolio Sub-advisor; changed the portfolio's investment objective and certain fundamental investment restrictions; and changed the portfolio's name to the "AST Putnam International Equity Portfolio."

III.  Changes  in the  Seligman  Henderson  International  Small Cap  Portfolio:
Reappointed the Manager as investment manager; appointed Founders Asset Management, Inc. as new portfolio Sub-advisor; changed the portfolio's investment objective and certain fundamental investment restrictions; and changed the portfolio's name to the "Founders Passport Portfolio."

The above changes are described more fully in the December 30, 1996 AST Prospectus, which is available upon request by calling 1-800-SKANDIA.

                                B. OTHER CHANGES

On the cover page of the Prospectus after the third paragraph the following is added:

Please note that not all of the portfolios listed above may be available as an investment option for your Annuity. The following portfolios are not available as investment options for Annuities purchased on or after October 15, 1996: AST Putnam Balanced Portfolio (formerly known as the AST Phoenix Balanced Asset Portfolio) and the AST Putnam International Equity Portfolio (formerly known as the Seligman Henderson International Equity Portfolio). These investment options continue to be available on Annuities purchased prior to this date.

Under the caption "HIGHLIGHTS - (1) Investment Options" the following is added at the end of the second paragraph:

Please note that not all of the Underlying Mutual Fund Portfolios and their corresponding Sub-accounts may be available as investment options for your Annuity. The following portfolios are not available as investment options for Annuities purchased on or after October 15, 1996: AST Putnam Balanced Portfolio (formerly known as the AST Phoenix Balanced Asset Portfolio) and the AST Putnam International Equity Portfolio (formerly known as the Seligman Henderson
International Equity Portfolio). These investment options continue to be available on Annuities purchased prior to this date.

Under the caption "INVESTMENT OPTIONS - Variable Investment Options" the following is added at the end of the chart:

Please note that not all of the Underlying Mutual Fund Portfolios and their corresponding Sub-accounts may be available as investment options for your Annuity. The following Underlying Mutual Fund Portfolios and their corresponding Sub-accounts are not available as investment options for Annuities purchased on or after October 15, 1996: AST Putnam Balanced Portfolio (formerly known as the AST Phoenix Balanced Asset Portfolio) and the AST Putnam International Equity
Portfolio (formerly known as the Seligman Henderson International Equity Portfolio). These Underlying Mutual Fund Portfolios and their corresponding Sub-accounts continue to be available as investment options for Annuities purchased prior to this date.

Under the caption "OPERATION OF THE SEPARATE ACCOUNTS - Separate Account B" the following is added at the end of the fifth paragraph:

Please note that not all of the underlying mutual funds or their portfolios and their corresponding Sub-accounts may be available for allocation of your Account Value.

Under the caption "OTHER MATTERS - Modification" in the first paragraph the Company also reserves the right to "discontinue offering any variable investment option at any time."

The name of the AST Phoenix Balanced Asset, Seligman Henderson International Equity and Seligman Henderson International Small Cap Sub-accounts are changed to "AST Putnam Balanced," "AST Putnam International Equity," and "Founders Passport" Sub-accounts, respectively.

                       C. NEW VARIABLE INVESTMENT OPTIONS

The following additional portfolios of AST are now available as variable investment options under your Annuity: AST Janus Overseas Growth, T. Rowe Price Small Company Value, Twentieth Century International Growth, and Twentieth Century Strategic Balanced.

The following information is added to the table entitled "Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets):

Unless otherwise shown, the expenses shown below are for the year ending December 31, 1995. "N/A" shown below indicates that no entity has agreed to reimburse the particular expense indicated.

                                              Manage-        Manage-                                        Total           Total
                                               ment           ment            Other          Other         Annual          Annual
                                                Fee            Fee          Expenses       Expenses       Expenses        Expenses
                                               after         without          after         without         after          without
                                                any            any             any            any            any             any
                                            applicable     applicable      applicable     applicable     applicable      applicable
                                            reimburse-     reimburse-      reimburse-     reimburse-     reimburse-      reimburse-
                                               ment           ment            ment           ment           ment            ment
------------------------------------------------------------------------------------------------------------------------------------

American Skandia Trust
  AST Janus Overseas Growth(1)                  N/A          1.00%            0.42%          0.42%           1.42%          1.42%
  T. Rowe Price Small Company Value(1)          N/A          0.90%            0.37%          0.37%           1.27%          1.27%
  Twentieth Century International Growth(1)     N/A          1.00%            0.42%          0.42%           1.42%          1.42%
  Twentieth Century Strategic Balanced(1)       N/A          0.85%            0.33%          0.33%           1.18%          1.18%

(1) These Portfolios are first being offered as of the date of this Supplement. Expenses shown are estimated and annualized.

The following information is added to the table entitled "Expense Examples":

           Examples (amounts shown are rounded to the nearest dollar)

--------------------------------------------------------------------------------
If you surrender your Annuity at the end of the applicable time period, you would pay the following expenses on a $1,000.00 investment, assuming 5% annual return on assets:
--------------------------------------------------------------------------------

                                                After:
Sub-accounts                          1 yr.  3 yrs.5 yrs.  10 yrs.
AST Janus Overseas Growth              115     178   233    332
T. Rowe Price Small Company Value      114     173   225    317
Twentieth Century Strategic Balanced   113     171   221    308
Twentieth Century International Growth 115     178   233    332

If you do not surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000.00 investment, assuming 5% annual return on assets:
                                                After:
Sub-accounts                          1 yr.  3 yrs.5 yrs.  10 yrs.
AST Janus Overseas Growth               30      93   158    332
T. Rowe Price Small Company Value       29      88   150    317
Twentieth Century Strategic Balanced    28      86   146    308
Twentieth Century International Growth  30      93   158    332

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund:  American Skandia Trust"

Sub-account                                                                                     Underlying Mutual Fund Portfolio

AST Janus Overseas Growth                                                                              AST Janus Overseas Growth
T. Rowe Price Small Company Value                                                              T. Rowe Price Small Company Value
Twentieth Century Strategic Balanced                                                        Twentieth Century Strategic Balanced
Twentieth Century International Growth                                                    Twentieth Century International Growth

                       D. SHORT DESCRIPTIONS - APPENDIX B

The following short descriptions of the AST Putnam Balanced Portfolio, AST Putnam International Equity Portfolio and Founders Passport Portfolio replace the short descriptions of the AST Phoenix Balanced Asset Portfolio, Seligman Henderson International Equity Portfolio and the Seligman Henderson International Small Cap Portfolio contained in an Appendix to the Prospectus:

AST Putnam Balanced Portfolio: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic or other factors. However, under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed income characteristics of those securities. The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currency. The Portfolio may purchase Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets" and which may entail special risks. The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. The Portfolio may also invest in both higher-rated and lower-rated fixed-income securities. The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. The Portfolio may also invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Portfolio may also buy and sell financial futures contracts on stock indexes, U.S. government securities, fixed income securities and currencies. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

AST Putnam International Equity Portfolio: The investment objective of the AST Putnam International Equity Portfolio is to seek capital appreciation. The Portfolio seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks than in investing in developed markets. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Since foreign securities are normally denominated and traded in foreign currencies, the values of portfolio assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar as well as other risks. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. Options and futures transactions involve certain special risks. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

Founders Passport Portfolio: The investment objective of the Founders Passport Portfolio is to seek capital appreciation. To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. The Portfolio may also invest without limit in American Depository Receipts and may invest in foreign securities. Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations, which involve certain risks. The Portfolio may also enter futures contracts (or options thereon) for hedging purposes. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%.

The following are the short descriptions of the new variable investment options:

     AST Janus Overseas Growth Portfolio: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital. The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States; however, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio invests primarily in common stocks of foreign issuers selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio may also invest in short-term debt securities, including money market funds managed by the Sub-advisor, as a means of receiving a return on idle cash. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase; therefore, it does not always stay fully invested in stocks and bonds. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity. The Portfolio may use options, futures and other types of derivatives as well as forward foreign currency contracts for hedging purposes or as a means of enhancing return. The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect. The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by the Sub-advisor. The Portfolio may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by S&P or Ba or lower by Moody's (commonly referred to as "junk bonds")). The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains.

     T. Rowe Price Small Company Value Portfolio: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios. Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Investing in small companies involves greater risk, as well as greater opportunity, than is customarily associated with more established companies. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. The Portfolio may invest in debt securities of any type without regard to quality or rating. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. The Portfolio may acquire illiquid securities; however, the Portfolio will not invest more than 15% of its net assets in illiquid securities, and not more than 10% of its total assets in restricted securities (other than Rule 144A securities). The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will limit its use of futures contracts so that initial margin deposits and premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Portfolio's net assets. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets. The Portfolio will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

Twentieth Century International Growth Portfolio: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-advisor, potential for appreciation. The Portfolio will invest primarily in issuers in developed markets. The Portfolio will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The Portfolio will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally. The Portfolio may also invest in other types of securities consistent with the accomplishment of the Portfolio's objectives. When the Sub-advisor believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Portfolio may invest up to 35% in such other securities. The other securities the Portfolio may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations. The Portfolio may also invest in other equity securities and equity equivalents. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the Portfolio from time to time, it is the primary intent of the Sub-advisor to diversify investments across a broad range of foreign issuers. In order to achieve maximum investment flexibility, the Portfolio has not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The Sub-advisor expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries. Subject to certain restrictions contained in the 1940 Act, the Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. Some of the securities held by the Portfolio will be denominated in foreign currencies. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts. Notwithstanding the Portfolio's investment objective of capital growth, under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. The Portfolio will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. The portfolio turnover may be higher than other mutual funds with similar investment objectives. Investments in the Portfolio should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment.

Twentieth Century Strategic Balanced Portfolio: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income. It is the Sub-advisor's intention to maintain approximately 60% of the Portfolio's assets in common stocks that are considered by the
Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities. With the equity portion of the Portfolio, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Portfolio fully invested in these securities regardless of the movement of stock prices generally. The Portfolio may purchase securities only of companies that have a record of at least three years continuous operation. The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time. The fixed income portion of the Portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Portfolio may also invest in mortgage-related and other asset-backed securities. Debt securities that comprise part of the Portfolio's fixed income portfolio will primarily be limited to "investment grade" obligations. However, the Portfolio may invest up to 10% of its fixed income assets in "high yield" securities. Under normal market conditions, the maturities of fixed-income securities in which the Portfolio invests will range from 2 to 30 years. The Portfolio may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. Some of the foreign securities held by the Portfolio may be denominated in foreign currencies. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts. The Portfolio may purchase mortgage-related and other asset-backed securities. The Portfolio may also invest in collateralized mortgage obligations (CMOs). The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. There are a range of risks associated with derivative investments. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. The portfolio turnover of the Portfolio may be higher than other mutual funds with similar investment objectives.